SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): March 20, 2003

                          Commission File No.: 0-26703



                              ALPHACOM CORPORATION
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             (Exact name of registrant as specified in its charter)



             Delaware                                    98-0206030
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(State  or  other  jurisdiction  of          (IRS Employer  Identification  No.)
incorporation  or  organization)




                        3044 Bloor Street West, Suite 210
                                Toronto, Ontario
                                 Canada M8X 2Y8
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                    (Address of principal executive offices)



                                 (416) 259-2590
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                            (Issuer telephone number)

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Item 1.   Changes in Control of Registrant.

     On March 20, 2003, 1476848 Ontario Inc. entered into a stock purchase agreement with Bruce Cohen, whereby 1476848 Ontario Inc. sold 1,500,000 shares of the Registrant's common stock in consideration for US$55,000 in cash and the assumption of liabilities of US$94,106.02. In addition, 1476848 Ontario Inc. agreed to forgive all balances and advances owed to it by the Registrant which totaled US$29,601. Following this transaction, Bruce Cohen owns 1,500,000 shares of the Registrant's common stock or 84.5% of the outstanding common stock.

     In connection with the stock purchase agreement, Bruce Cohen was elected to fill a vacancy on the Board of Directors and was elected Chief Executive Officer, President and Secretary.

Item  7.     Financial  Statements  and  Exhibits.

     None.

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                       ALPHACOM  CORPORATION

March  24,  2003
                                                       /s/  Bruce  Cohen
                                                      -----------------------
                                                       Bruce  Cohen
                                                       Chief  Executive  Officer

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